INVESCO LIMITED MATURITY TREASURY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     2/29/2012
FILE NUMBER :          811-05686
SERIES NO.:            2

72DD.    1   Total income dividends for which record date passed during the period. (000's Omitted)
             Class A              $        33
         2   Dividends for a second class of open-end company shares (000's Omitted)
             Class A2             $        36
             Class Y              $        16
             Institutional Class  $        14

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1   Dividends from net investment income
             Class A              $    0.0062
         2   Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class A2             $    0.0065
             Class Y              $    0.0111
             Institutional Class  $    0.0167

74U.     1   Number of shares outstanding (000's Omitted)
             Class A                    5,122
         2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class A2                   5,279
             Class Y                    1,541
             Institutional Class          662

74V.     1   Net asset value per share (to nearest cent)
             Class A              $     10.47
         2   Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class A2             $     10.47
             Class Y              $     10.47
             Institutional Class  $     10.48

INVESCO U.S. GOVERNMENT  FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     2/29/2012
FILE NUMBER :          811-05686
SERIES NO.:            4

72DD.     1    Total income dividends for which record date passed during the period. (000's Omitted)
               Class A              $    21,518
          2    Dividends for a second class of open-end company shares (000's Omitted)
               Class B              $     1,208
               Class C              $     1,489
               Class R              $       408
               Class Y              $       151
               Investor Class       $     2,624
               Institutional Class  $       281

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1    Dividends from net investment income
               Class A              $    0.2609
          2    Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B              $    0.1932
               Class C              $    0.1924
               Class R              $    0.2384
               Class Y              $    0.2842
               Investor Class       $    0.2608
               Institutional Class  $    0.3027


74U.      1    Number of shares outstanding (000's Omitted)
               Class A                   98,055
          2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)

               Class B                    5,999
               Class C                    8,303
               Class R                    1,519
               Class Y                      838
               Investor Class             9,150
               Institutional Class          571

74V.      1   Net asset value per share (to nearest cent)
               Class A              $      9.31
          2    Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B              $      9.34
               Class C              $      9.30
               Class R              $      9.32
               Class Y              $      9.32
              Investor Class        $      9.31
              Institutional Class   $      9.31

INVESCO MONEY  MARKET FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     2/29/2012
FILE NUMBER :          811-05686
SERIES NO.:            6

72DD.     1    Total income dividends for which record date passed during the period. (000's Omitted)
               Invesco Cash Reserve Shares    $      175
          2    Dividends for a second class of open-end company shares (000's Omitted)
               Class A5                       $       63
               Class B                        $       18
               Class B5                       $        8
               Class C                        $       21
               Class C5                       $        5
               Class R                        $       12
               Class Y                        $        4
               Investor Class                 $       50

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1    Dividends from net investment income
               Invesco Cash Reserve Shares    $   0.0003
          2    Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class A5                       $   0.0003
               Class B                        $   0.0003
               Class B5                       $   0.0003
               Class C                        $   0.0003
               Class C5                       $   0.0003
               Class R                        $   0.0003
               Class Y                        $   0.0003
               Investor Class                 $   0.0003

74U.      1    Number of shares outstanding (000's Omitted)
               Invesco Cash Reserve Shares       720,601
          2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
               Class A5                          225,731
               Class B                            67,387
               Class B5                           22,787
               Class C                            84,071
               Class C5                           16,187
               Class R                            46,515
               Class Y                            12,675
               Investor Class                    192,928

74V.      1    Net asset value per share (to nearest cent)
               Invesco Cash Reserve Shares    $     1.00
          2    Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class A5                       $     1.00
               Class B                        $     1.00
               Class B5                       $     1.00
               Class C                        $     1.00
               Class C5                       $     1.00
               Class R                        $     1.00
               Class Y                        $     1.00
               Investor Class                 $     1.00

INVESCO MUNICIPAL BOND FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     2/29/2012
FILE NUMBER :          811-05686
SERIES NO.:            7

72DD.     1    Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                         $  12,644
          2    Dividends for a second class of open-end company shares (000's Omitted)
               Class B                         $     297
               Class C                         $   1,637
               Class Y                         $   1,393
               Investor Class                  $   5,858

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1    Dividends from net investment income
               Class A                         $  0.3584
          2    Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                         $  0.3001
               Class C                         $  0.2994
               Class Y                         $  0.3783
               Investor Class                  $  0.3648

74U.      1    Number of shares outstanding (000's Omitted)
               Class A                            37,979
          2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
               Class B                               912
               Class C                             5,864
               Class Y                             4,284
               Investor Class                     16,391

74V.      1    Net asset value per share (to nearest cent)
               Class A                         $    8.29
          2    Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                         $    8.30
               Class C                         $    8.28
               Class Y                         $    8.29
               Investor Class                  $    8.29

INVESCO HIGH YIELD FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     2/29/2012
FILE NUMBER :          811-05686
SERIES NO.:            8

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Class A              $ 54,895
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Class B              $  2,884
              Class C              $  6,353
              Class Y              $  3,091
              Investor Class       $  8,545
              Institutional Class  $  7,491

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Class A              $ 0.2952
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B              $ 0.2649
              Class C              $ 0.2635
              Class Y              $ 0.3062
              Investor Class       $ 0.2959
              Institutional Class  $ 0.3076

74U.       1  Number of shares outstanding (000's Omitted)
              Class A               228,025
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                10,589
              Class C                27,212
              Class Y                10,793
              Investor Class         28,808
              Institutional Class    26,112

74V.       1  Net asset value per share (to nearest cent)
              Class A              $   4.23
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B              $   4.24
              Class C              $   4.22
              Class Y              $   4.24
              Investor Class       $   4.23
              Institutional Class  $   4.22

INVESCO SHORT TERM BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/29/2012
FILE NUMBER :         811-05686
SERIES NO.:           10

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Class A              $  4,077
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Class C              $  5,775
              Class R              $     59
              Class Y              $    536
              Institutional Class  $    252

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Class A              $ 0.1983
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class C              $ 0.1718
              Class R              $ 0.1719
              Class Y              $ 0.2152
              Institutional Class  $ 0.2152

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                22,486
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class C                36,815
              Class R                   342
              Class Y                 2,497
              Institutional Class       795

74V.       1  Net asset value per share (to nearest cent)
              Class A              $   8.68
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class C              $   8.68
              Class R              $   8.69
              Class Y              $   8.68
              Institutional Class  $   8.68

INVESCO REAL ESTATE FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     2/29/2012
FILE NUMBER :          811-05686
SERIES NO.:            11

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Class A              $  9,863
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Class B              $     47
              Class C              $    144
              Class R              $    738
              Class Y              $    869
              Investor Class       $    499
              Institutional Class  $  4,604

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Class A              $ 0.1782
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B              $ 0.0260
              Class C              $ 0.0259
              Class R              $ 0.1215
              Class Y              $ 0.2349
              Investor Class       $ 0.1776
              Institutional Class  $ 0.2735

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                57,015
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                 1,129
              Class C                 6,047
              Class R                 5,864
              Class Y                 3,728
              Investor Class          2,453
              Institutional Class    15,949

74V.       1  Net asset value per share (to nearest cent)
              Class A              $  23.97
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B              $  24.03
              Class C              $  23.97
              Class R              $  23.98
              Class Y              $  23.97
              Investor Class       $  23.93
              Institutional Class  $  23.98

INVESCO GLOBAL REAL ESTATE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     2/29/2012
FILE NUMBER:           811-05686
SERIES NO.:            12


72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                $  4,579
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Class B                $    111
              Class C                $    354
              Class R                $    174
              Class Y                $  3,666
              Institutional Class    $  7,400

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Class A                $ 0.1679
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                $ 0.0894
              Class C                $ 0.0894
              Class R                $ 0.1418
              Class Y                $ 0.1943
              Institutional Class    $ 0.2200

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                  25,175
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                   1,087
              Class C                   3,602
              Class R                   1,305
              Class Y                  22,557
              Institutional Class      38,636

74V.       1  Net asset value per share (to nearest cent)
              Class A                $  10.52
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                $  10.50
              Class C                $  10.50
              Class R                $  10.51
              Class Y                $  10.53
              Institutional Class    $  10.52

INVESCO DYNAMICS FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:       2/29/2012
FILE NUMBER:             811-05686
SERIES NO.:              13

72DD.     1 Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                           $  3,172
          2 Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                           $    212
            Class C                                           $    345
            Class R                                           $     65
            Class Y                                           $    311
            Investor Class                                    $ 16,759
            Institutional Class                               $  3,142

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1 Dividends from net investment income
            Class A                                           $ 0.6021
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                           $ 0.4536
            Class C                                           $ 0.4536
            Class R                                           $ 0.5524
            Class Y                                           $ 0.6540
            Investor Class                                    $ 0.6847
            Institutional Class                               $ 0.6021

74U.      1 Number of shares outstanding (000's Omitted)
            Class A                                              5,222
          2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                428
            Class C                                                734
            Class R                                                117
            Class Y                                                486
            Investor Class                                      27,457
            Institutional Class                                  4,724

74V.      1 Net asset value per share (to nearest cent)
            Class A                                           $  23.11
          2 Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                           $  21.57
            Class C                                           $  21.14
            Class R                                           $  22.78
            Class Y                                           $  23.25
            Investor Class                                    $  23.11
            Institutional Class                               $  24.21

INVESCO HIGH YIELD SECURITIES FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:       2/29/2012
FILE NUMBER :            811-05686
SERIES NO.:              15

72DD.       1  Total income dividends for which record date passed during the period. (000's
               Omitted)
               Class A                                        $  4,186
            2  Dividends for a second class of open-end company shares (000's Omitted)
               Class B                                        $    559
               Class C                                        $    584
               Class Y                                        $  2,867

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
            1  Dividends from net investment income
               Class A                                        $ 1.2058
            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                                        $ 1.0955
               Class C                                        $ 1.0870
               Class Y                                        $ 1.2496

74U.        1  Number of shares outstanding (000's Omitted)
               Class A                                           3,455
            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
               Class B                                             289
               Class C                                             511
               Class Y                                           2,247

74V.        1  Net asset value per share (to nearest cent)
               Class A                                        $  17.13
            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                                        $  16.93
               Class C                                        $  17.01
               Class Y                                        $  17.05

INVESCO VAN KAMPEN CORPORATE BOND FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:       2/29/2012
FILE NUMBER :            811-05686
SERIES NO.:              17

72DD.       1  Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                                        $ 31,891
            2  Dividends for a second class of open-end company shares (000's Omitted)
               Class B                                        $  2,994
               Class C                                        $  2,065
               Class R                                        $    138
               Class Y                                        $    260
               Institutional Class                            $    474

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
            1  Dividends from net investment income
               Class A                                        $ 0.2999
            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                                        $ 0.2955
               Class C                                        $ 0.2608
               Class R                                        $ 0.2084
               Class Y                                        $ 0.3174
               Institutional Class                            $ 0.3260

74U.        1  Number of shares outstanding (000's Omitted)
               Class A                                         115,423
            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
               Class B                                           9,682
               Class C                                           8,980
               Class R                                             636
               Class Y                                             933
               Institutional Class                               2,021

74V.        1  Net asset value per share (to nearest cent)
               Class A                                        $   7.03
            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                                        $   7.03
               Class C                                        $   7.00
               Class R                                        $   7.03
               Class Y                                        $   7.04
               Institutional Class                            $   7.03
